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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       Form 8-K

                                    Current Report


                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (date of earliest event reported) - July 31, 2003


                                        TXU CORP.
                (Exact name of registrant as specified in its charter)





             TEXAS                     1-12833                 75-2669310

 (State or other jurisdiction      (Commission File         (I.R.S. Employer
       of incorporation)               Number)              Identification No.)



          Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)



     Registrant's telephone number, including Area Code - (214) 812-4600

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On July 31, 2003, TXU Corp. issued a press release announcing its 2003 second quarter earnings and distributed a 2003 Second Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits

               99.1 Press release of TXU Corp. announcing its 2003 second quarter earnings, dated July 31, 2003.

               99.2   2003 Second Quarter Earnings Supplement of TXU Corp.


                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                          TXU CORP.



                          By:  /s/ David H. Anderson
                          ----------------------------------------------------
                          Name:    David H. Anderson
                          Title:   Controller and Principal Accounting Officer



Dated:  July 31, 2003


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                               EXHIBIT INDEX


Item No.   Description

99.1 Press release of TXU Corp. announcing its 2003 second quarter earnings, dated July 31, 2003.

99.2        2003 Second Quarter Earnings Supplement of TXU Corp.